UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2017

Amedica Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On December 8, 2017, the Audit Committee of the board of directors of Amedica Corporation (the “Company”), following discussions with management, concluded that the Company will restate the audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2016, as well as the unaudited condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016, March 31, 2017, June 30, 2017, and September 30, 2017. Accordingly, the financial statements contained in these reports should no longer be relied upon. Further, the Audit Committee concluded that the Report of the Independent Registered Public Accounting Firm for the year ended December 31, 2016 should no longer be relied upon. The Company intends to present the restated financial statements and other financial data in amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016, March 31, 2017, June 30, 2017, and September 30, 2017, (the “Restated Filings”).

The Company has identified errors in these financial statements due to failure to record a derivative liability associated with the issuance of 1,054,167 warrants during July 2016 and 364,708 warrants during January 2017, that were previously recorded as equity. Based on the Company’s reassessment of relevant accounting guidance, the effect of this adjustment results in a non-cash other expense or income (depending on the period) with an offsetting increase or decrease (depending on the period) to a derivative liability. The Company has determined that the net cumulative effect on each of the periods described above is material, and the Company expects to discuss in more detail the impact of the individual errors in the Company’s restated financial statements and other financial data in the Restated Filings.

The effect of the correction of this error in the above mentioned financial statements is expected to be as described in the table below (in thousands, except share and per share data). The Company has not yet completed its final determination and review of the items listed below, and therefore the listed amounts are preliminary and subject to change. While the Company expects to report the estimated adjustments described herein, there can be no assurance that the final adjustments will not differ materially from the estimated amounts discussed herein, or that additional errors will not be identified.

	As of and for the			As of and for the			As of and for the			As of and for the
	Nine Months Ended September 30, 2016			Three Months Ended March 31, 2017			Six Months Ended June 30, 2017			Nine Months Ended September 30, 2017
	As Previously		As	As Previously		As	As Previously		As	As Previously		As
	Reported	Adjustment	Adjusted	Reported	Adjustment	Adjusted	Reported	Adjustment	Adjusted	Reported	Adjustment	Adjusted
Total net loss/comprehensive loss	$(12,790)	$(849)	$(13,639)	$(2,150)	$1,769	$(381)	$(4,256)	$2,172	$(2,084)	$(7,070)	$2,917	$(4,153)
Deemed dividend related to beneficial conversion feature and accretion of a discount on Series A Preferred Stock	(6,278)	-	(6,278)	-	-	-	-	-	-	-	-	-
Net loss attributable to common stockholders	$(19,068)	$(849)	$(19,917)	$(2,150)	$1,769	$(381)	$(4,256)	$2,172	$(2,084)	$(7,070)	$2,917	$(4,153)
Net loss per share attributable to common stockholders:
Basic and diluted	$(14.56)	$(0.65)	$(15.21)	$(0.76)	$0.63	$(0.13)	$(1.46)	$0.74	$(0.71)	$(2.42)	$1.00	$(1.42)
Weighted average common shares outstanding:
Basic and diluted	1,309,286	-	1,309,286	2,826,469	-	2,826,469	2,918,240	-	2,918,240	2,918,240	-	2,918,240

Total liabilities	$14,110	$5,822	$19,932	$9,991	$2,179	$12,170	$8,607	$1,776	$10,383	$9,128	$1,031	$10,159
Total stockholders’ equity	$17,325	$(5,822)	$11,503	$16,090	$(2,179)	$13,911	$14,043	$(1,776)	$12,267	$11,471	$(1,031)	$10,440

	As of and for the			As of and for the			As of and for the
	Three Months Ended September 30, 2016			Three Months Ended June 30, 2017			Three Months Ended September 30, 2017
	As Previously		As	As Previously		As	As Previously		As
	Reported	Adjustment	Adjusted	Reported	Adjustment	Adjusted	Reported	Adjustment	Adjusted
Total net loss/comprehensive loss	$(4,338)	$(849)	$(5,187)	$(2,106)	$403	$(1,703)	$(2,815)	$745	$(2,070)
Deemed dividend related to beneficial conversion feature and accretion of a discount on Series A Preferred Stock	(6,278)	-	(6,278)	-	-	-	-	-	-
Net loss attributable to common stockholders	$(10,616)	$(849)	$(11,465)	$(2,106)	$403	$(1,703)	$(2,815)	$745	$(2,070)
Net loss per share attributable to common stockholders:
Basic and diluted	$(5.53)	$(0.44)	$(5.97)	$(0.70)	$0.13	$(0.56)	$(0.93)	$0.25	$(0.68)
Weighted average common shares outstanding:
Basic and diluted	1,920,745	-	1,920,745	3,022,073	-	3,022,073	3,022,073	-	3,022,073

Total liabilities	$14,110	$5,822	$19,932	$8,606	$1,776	$10,382	$9,128	$1,031	$10,159
Total stockholders’ equity	$17,325	$(5,822)	$11,503	$14,043	$(1,776)	$12,267	$11,471	$(1,031)	$10,440

	As of and for the
	Twelve Months Ended December 31, 2016
	As Previously		As
	Reported	Adjustment	Adjusted
Total net loss/comprehensive loss	$(16,598)	$1,836	$(14,762)
Deemed dividend related to beneficial conversion feature and accretion of a discount on Series A Preferred Stock	(6,278)	-	(6,278)
Net loss attributable to common stockholders	$(22,876)	$1,836	$(21,040)
Net loss per share attributable to common stockholders:
Basic and diluted	$(14.82)	$1.19	$(13.63)
Weighted average common shares outstanding:
Basic and diluted	1,543,735	-	1,543,735

Total liabilities	$11,888	$3,137	$15,025
Total stockholders’ equity	$14,373	$(3,137)	$11,236

The registrant’s Audit Committee discussed the matters disclosed in this Item 4.02 (a) with the registrant’s predecessor independent registered public accounting firm, BDO USA, LLP, and the registrants current independent registered public accounting firm Tanner LLC.

On November 10, 2017, the Company effected a 1 for 12 reverse stock split of the Company’s common stock. All common stock share, warrants and per-share amounts for all periods outlined above have been adjusted retroactively to reflect the reverse stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: December 11, 2017	By:	/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer